PROSPECTUS

April 30, 2019

Ticker Symbol

TIMOTHY PLAN U.S. LARGE CAP CORE ETF	TPLC

TIMOTHY PLAN HIGH DIVIDEND STOCK ETF	TPHD

Listed and traded on: The New York Stock Exchange

This Prospectus Offers Timothy Plan ETFs

The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner. Accordingly, our Funds do not invest in companies that are involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises or which are involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles. Securities issued by companies engaged in these prohibited activities are excluded from the Fund portfolios and are referred to throughout this Prospectus as “Excluded Securities”.

Under a strict screening policy, Excluded Securities will not knowingly be purchased by any of the Timothy Plan ETF’s. Timothy Partners, Ltd. (“TPL”) is responsible for determining those securities that are Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but nevertheless could be found offensive to basic, traditional Judeo-Christian values. The Indices upon which the Funds are based are designed to omit Excluded Securities. However, each index is rebalanced only twice each year, so if a company whose securities are being held by one of our Funds is discovered to be engaged in a prohibited practice, that security will remain in the portfolio until the next bi-annual reevaluation of portfolio holdings, and will then be liquidated.

Timothy Plan

1-800-846-7526

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS’ SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Section 1 | Fund Summaries	3

Timothy Plan US Large Cap Core ETF	3

Timothy Plan High Dividend Stock ETF	7

Section 2 | Additional Information	11

Investments	12

Risk Factors	12

Section 3 | Organization and Management of the Funds	15

The Investment Advisor	15

The Sub-Advisor	15

Portfolio Management	16

Share Price	16

Premium/Discount Information	17

How to Buy and Sell Shares	17

Share Trading Prices	18

Book Entry	18

Frequent Purchases and Redemptions of Fund Shares	19

Section 4 | Distributions and Taxes	19

Taxes on Distribution	20

Taxes on Exchange-Listed Share Sales	20

Taxes on Purchases and Redemptions of Creation Units	20

Section 5 | Other Information	21

Continuous Offering	21

Portfolio Holdings Disclosure	21

Shareholder Communications	22

Disclaimers	22

Section 6 | Other Service Providers	22

Section 7 | Financial Highlights	23

Section 8 | Other Information	23

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Section 1 | Fund Summaries

Timothy Plan US Large Cap Core ETF

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that track the performance of the Victory U.S. Large Cap Volatility Weighted BRI Index before fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

SHAREHOLDER FEES

(fees paid directly from your investment)

NONE

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

MANAGEMENT FEES	0.52%
Total Annual Operating Expenses	0.52%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 YEAR	3 YEARS
$53	$167

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover information is available since this is a new Fund without a full calendar year of operation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets directly or indirectly in the securities included in the Victory US Large Cap Volatility Weighted BRI Index (the “Index”), an unmanaged, volatility weighted index created by the Sub-Advisor. A volatility weighted index assigns percentage values to each security in the Index based on the volatility of that security in the market. More volatile stocks have a lower weighting, and less volatile stocks are assigned a higher weighting.

The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. The Index follows a proprietary rules-based methodology, developed by the Fund’s sub-adviser, to construct its constituent securities.

The Index universe begins with the stocks included in the Nasdaq Victory US Large Cap 500 Volatility Weighted Index, a volatility weighted index comprised of the 500 largest U.S. companies by market capitalization with positive earnings in each of the four most recent quarters. The Index then eliminates the companies that do not satisfy the eVALUEator proprietary Biblically Responsible Investing (“BRI”) screening criteria (“Excluded Securities”). The Advisor maintains the list of Excluded Securities identified by the eVALUEator system.

The Index is reconstituted every April and October (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. As of March 18, 2019, the Index had a market capitalization range from $ 4.5 billion to $890.5 billion, with a weighted average market capitalization of $44.9 billion.

The Fund will not knowingly invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles.

The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all of the stocks in the Index, in approximately the percentages represented by the securities in the Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund’s investments are subject to the following principal risks:

Excluded Security Risk. Because the Index omits Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI may not be successful. Because the Index is reconstituted only at prescribed times during the year, the Fund may temporarily hold securities that do not comply with the BRI screening criteria if the application of the criteria or the nature of a company’s business changes in between these dates.

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Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

ETF Structure Risks. The Fund is structured as an exchange-traded fund (“ETF”) and as a result is subject to special risks, including:

Not Individually Redeemable. The Fund’s Shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

Trading Issues. Trading in Shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a premium or discount to NAV.

Authorized Participants Concentration Risk. A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV .

Intraday Indicative Value (IIV) Risk. The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV’’). The IIV is not a “real-time” update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.

Large Capitalization Stock Risk. The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. Larger, more established companies may not respond as quickly to competitive challenges (such as changes in technology and consumer tastes) and their growth rate may lag those of smaller companies, especially during periods of economic expansion.

Limited History of Operations. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Passive Investment Risk. The Fund is not actively managed and does not, therefore, seek returns in excess of the Index. The Advisor will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index.

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Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

Tracking Risks. The Fund’s return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

PERFORMANCE

No performance information is presented since the Fund has not yet had a full calendar year of performance. Performance data for the Fund may be available online at etf.timothyplan.com or by calling 1-800-846-7526. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

INVESTMENT ADVISOR

Timothy Partners, Ltd. has served as investment adviser to the Fund since its inception on April 29, 2019.

SUB-ADVISOR

Victory Capital Management, Inc. (“Victory Capital” or the “Sub-Advisor”) through its VictoryShares and Solutions team, has served as the Fund’s Sub-Advisor since the Fund’s inception on April 29, 2019.

PORTFOLIO MANAGERS

Mannik Dhillon is President of Victory Capital’s VictoryShares and Solutions and has been a Portfolio Manager of the Fund since April 29, 2019.

Free Foutz is the Portfolio Implementation Manager for Victory Capital’s VictoryShares and Solutions and has been a Portfolio Manager of the Fund since April 29, 2019.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on The New York Stock Exchange (the “Exchange”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

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TAX INFORMATION

The Fund’s distributions generally are taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Timothy Plan High Dividend Stock ETF

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results that track the performance of the Victory U.S. Large Cap High Dividend Volatility Weighted BRI Index (the Index”) before fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

SHAREHOLDER FEES

(fees paid directly from your investment)

NONE

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

MANAGEMENT FEES	0.52%
Total Annual Operating Expenses	0.52%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your

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investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 YEAR	3 YEARS
$53	$167

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover information is available since this is a new Fund without a full calendar year of operation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets directly or indirectly in the securities included in the Victory US Large Cap High Dividend Volatility Weighted BRI Index (the “Index”), an unmanaged, volatility weighted index created by the Sub-Advisor. A volatility weighted index assigns percentage values to each security in the Index based on the volatility of that security in the market. More volatile stocks have a lower weighting, and less volatile stocks are assigned a higher weighting.

The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. The Index follows a proprietary rules-based methodology, developed by the Fund’s Sub-Advisor, to construct its constituent securities.

The Index is comprised of the largest 100 dividend yielding stocks among the largest U.S. companies by market capitalization from the Victory U.S. Large Cap Volatility Weighted BRI Index, with positive earnings in each of the four most recent quarters. The Index also eliminates the companies that do not satisfy the eVALUEator proprietary Biblically Responsible Investing (“BRI”) screening criteria (“Excluded Securities”). The Advisor maintains the list of Excluded Securities identified by the eVALUEator system.

The 100 highest dividend yielding stocks, after Excluded Securities are removed, become the stocks included in the Index and are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days.

Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.

The Index is reconstituted every April and October (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. As of March 18, 2019, the Index had a market capitalization range from $5.4 billion to $343.5 billion.

The Fund will not knowingly invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles.

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The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all of the stocks in the Index, in approximately the percentages represented by the securities in the index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund’s investments are subject to the following principal risks:

Excluded Security Risk. Because the Index omits Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI may not be successful. Because the Index is reconstituted only at prescribed times during the year, the Fund may temporarily hold securities that do not comply with the BRI screening criteria if the application of the criteria or the nature of a company’s business changes in between these dates.

Dividend Income Strategy Risk. The Fund’s high dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market.

Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

ETF Structure Risks. The Fund is structured as an exchange-traded fund (“ETF”) and as a result is subject to special risks, including:

Not Individually Redeemable. The Fund’s Shares (“Shares”) are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

Trading Issues. Trading in Shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a premium or discount to NAV.

Authorized Participants Concentration Risk. A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

Intraday Indicative Value (IIV) Risk. The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV’’). The IIV is not a “real-time” update of the NAV per share of the Fund because

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the IIV may not be calculated in the same manner as the NAV . For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV , the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.

Large-Capitalization Stock Risk. The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Limited History of Operations. The Fund is a new ETF and, therefore, has a limited history of operations for investors to evaluate.

Passive Investment Risk. The Fund is not actively managed and does not, therefore, seek returns in excess of the Index. The Sub-Advisor will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

Tracking Risks. The Fund’s return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost, or liquidity constraints.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

PERFORMANCE

No performance information is presented since the Fund has not yet had a full calendar year of performance. Performance data for the Fund may be available online at etf.timothyplan.com or by calling 800-846-7526. The Fund’s performance is not necessarily an indication of how the Fund will perform in the future.

INVESTMENT ADVISOR

Timothy Partners, Ltd., has served as investment adviser to the Fund since its inception on April 29, 2019.

SUB-ADVISOR

Victory Capital Management, Inc. (“Victory Capital or the “Sub-Advisor”) through its VictoryShares and Solutions team, has served as the Fund’s Sub-Advisor since the Fund’s inception on April 29, 2019.

PORTFOLIO MANAGERS

Mannik Dhillon is President of Victory Capital’s VictoryShares and Solutions and has been a Portfolio Manager of the Fund since April 29, 2019.

Free Foutz is the Portfolio Implementation Manager for Victory Capital’s VictoryShares and Solutions and has been a Portfolio Manager of the Fund since April 29, 2019.

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PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on The New York Stock Exchange (the “Exchange”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

TAX INFORMATION

The Fund’s distributions generally are taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Section 2 | Additional Fund Information

The Timothy Plan US Large Cap Core ETF (“Large Cap Fund”) and Timothy Plan High Dividend Stock ETF (“High Dividend Fund”) are each organized as an exchange-traded fund (“ETF”), each having distinct investment management objectives, strategies, risks, and policies.

This section describes additional information about the principal investment strategies that the Funds will use under normal market conditions to pursue their investment objectives. In managing the Funds’ investment portfolios, the Sub-Advisor uses a “passive” or indexing approach to try to achieve each Fund’s investment objective. The Funds do not try to outperform their indexes. Under normal market conditions, each Fund pursues its investment objective by seeking to track the price and yield performance, before fees and expenses, of a particular index. Each Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities comprising the Fund’s respective index. Keep in mind that for cash management purposes, each Fund is permitted to hold all or a portion of its assets in cash, index futures, short-term money market instruments or shares of other investment companies, including money market funds. To the extent that it does so, a Fund may not benefit from any upswing in the market and may fail to meet its investment objective.

The Sub-Advisor expects that, over time, the correlation between a Fund’s performance and that of its respective index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its index, and there can be no guarantee that a Fund will achieve a high degree of correlation. The Sub-Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maintain liquidity.

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At times, the Sub-Advisor may invest all or a portion of a Fund’s assets in another Timothy Plan investment company, including an ETF, that seeks to track the same index as the Fund or a similar index, such as a reference index. The Sub- Advisor may choose to do so, for example, when holding such other investment company would be more efficient than investing directly in the individual constituent securities of the Index.

Each Fund’s investment objective and policy to invest at least 80% of its net assets in the securities of its respective Index are each a non-fundamental policy and may be changed by the Board upon 60 days’ written notice to shareholders. For purposes of a Fund’s investment strategy, “net assets” includes any borrowings for investment purposes.

INVESTMENTS

The following describes the types of securities each Fund may purchase under normal market conditions to achieve its principal investment strategies.

U.S. Equity Securities (All Funds): Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

The Sub-Advisor may use several types of investments and investment techniques in pursuing the Funds’ overall investment objective which the Sub-Advisor does not consider to be a part of a Fund’s principal investment strategies. Additional types of securities and strategies that the Funds may utilize are included in the Funds’ Statement of Additional Information (“SAI”).

RISK FACTORS

The following describes the principal risks that you may assume as an investor in a Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Summary Section of its Prospectus.

There is no assurance that a Fund will achieve its investment objective. Each Fund’s Share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund Shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds. No Fund, by itself, is intended to be a complete investment program.

Excluded Security Risk. Because the Fund does not invest in Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities. BRI may not be successful. Because each Fund’s respective index is reconstituted only at prescribed times during the year, the Fund may temporarily hold securities that do not comply with the BRI screening criteria if the application of the criteria is changed in between these dates.

Dividend Income Strategy Risk. The High Dividend Fund’s dividend income strategy may not be successful. The stocks of dividend paying companies may underperform the overall stock market. The High Dividend Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks or other segments of the stock market. Performance could also be negatively impacted if companies reduce their dividend payout.

Equity Risk. The value of the equity securities in which the Funds invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

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ETF Structure Risk. Each Fund is structured as an ETF and as a result is subject to special risks, including:

Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

Trading Issues. Although the Shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for Shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

Market Price Variance Risk. Individual Shares of the Funds that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market (a premium), and you may receive less than NAV when you sell those Shares (a discount). The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. Each Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Authorized Participants Concentration Risk. A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. In addition, there is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for Creation Units. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV .

Intraday Indicative Value (IIV) Risk. The Exchange intends to disseminate the approximate per share value of each Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV’’). The IIV is not a “real-time” update of the NAV per share of a Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account a Fund’s expenses. For securities traded outside of the U.S., the IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of a Fund’s share. In addition, the IIV is based on the published Deposit Securities and not on a Fund’s actual holdings. The Funds, the Advisor, the Sub-Advisor, and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV and make no warranty as to the accuracy of these calculations.

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Index/Defensive Positioning Risk. Because each Fund’s underlying index’s allocation to cash versus securities is determined at month-end, there is a risk that the underlying index, and thus the Fund, will not be able to immediately react to changes in market conditions that occur between reallocations. During temporary periods when a Fund may be invested in fixed income investments, the Fund would not benefit from any upswing in the equity markets. The Fund would also incur transaction costs and potentially adverse tax consequences in the event the Fund allocates to cash.

Large Capitalization Stock Risk. The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. Larger, more established companies may not respond as quickly to competitive challenges (such as changes in technology and consumer tastes) and their growth rate may lag those of smaller companies, especially during periods of economic expansion.

Limited History of Operations. Each Fund is a new ETF and either has not yet commenced operations or has a limited history of operations.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Passive Investment Risk. The Funds are not actively managed and may be affected by a general decline in market segments related to their respective Index. The Funds invest in securities included in, or representative of securities included in, their respective Index, regardless of their investment merits. The Funds do not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Funds, unless such defensive positions are also taken by the applicable Index. The Sub-Advisor has created each Index, which may result in potential conflicts of interest. Potential conflicts include the possibility of misuse or improper dissemination of non-public information about contemplated changes to the composition of an Index. The Sub-Advisor has adopted policies and procedures which it believes are reasonably designed to prevent or mitigate these potential conflicts. There is no assurance that an Index will be compiled or calculated accurately.

Tracking Risk. There is no guarantee that a Fund will achieve a high degree of correlation to its Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by S-Networks Global Index for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. In addition, a Fund may not be able to replicate exactly the performance of its Index because of transaction costs incurred by the Fund in adjusting the actual balance of the investments in the Fund’s portfolio. Additionally, a Fund’s use of a representative sampling strategy can be expected to produce a greater tracking risk than a replication strategy.

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Section 3 | Organization and Management of the Funds

The Funds’ Board of Trustees has the overall responsibility for overseeing the management of the Funds.

THE INVESTMENT ADVISOR

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons Boulevard, Maitland, FL 32751, is a Florida limited partnership organized on December 6, 1993, and is registered with the Securities and Exchange Commission as an investment Advisor. TPL supervises the investment of the assets of the Funds in accordance with the objectives, policies and restrictions of the Trust. TPL approves the portfolio of securities selected by the Sub-Advisor. To determine which securities are Excluded Securities, TPL conducts its own research and consults a number of Christian ministries on these issues. TPL retains the right to change the sources from whom it acquires its information, at its discretion. TPL has been the Advisor to each Fund since its inception on April 29, 2019.

COVENANT FUNDS, INC.

Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Arthur D. Ally is President, Chairman and Trustee of the Trust, as well as President and 75% shareholder of CFI. Mr. Ally had over eighteen years of experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be utilized by the Sub-Advisor to execute portfolio trades for a Fund. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from such transactions.

For its services, TPL is paid an annual fee equal to 0.52% on the Large Cap and High Dividend Stock ETF’s. TPL, in turn, will pay all the operating expenses of the Funds. The Funds have not yet commenced operations as of the date hereof; accordingly, no advisory fees have been paid to the Advisor.

A discussion of the considerations employed by the Board of Trustees in their approval of TPL as Advisor to the Fund, and the Sub-Advisor as manager of the Fund, will be available in the Funds’ semi-annual report dated June 30, 2019.

TPL, with the Trust’s consent, has engaged the services of the Sub-Advisor described below to provide day-to-day investment advisory services to the Fund. TPL pays all fees charged by the Sub-Advisor for such services.

THE SUB-ADVISOR

TPL, with the consent of the Trust’s Board, has entered into a Sub-Advisory Agreement with Victory Capital Management, Inc., (“Victory Capital” or the “Sub-Advisor”) through its VictoryShares and Solutions team, located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (the “Sub-Advisor”). The Sub-Advisor is a New York corporation registered as an investment adviser with the Securities and Exchange Commission (“SEC”). The Sub-Advisor manages the investment portfolios of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of March 31, 2019, the Sub- Advisor managed or advised assets totaling approximately $58.1 billion for individual and institutional clients.

The Sub-Advisor is a multi-boutique asset manager comprised of multiple investment teams. The VictoryShares and Solutions portfolio management team oversees the Sub-Advisor’s rules-based investment strategies and is responsible for the day-to-day investment management of the Funds.

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A discussion of the Board’s most recent considerations in approving the Sub-Advisory Agreement will be available in the Funds’ semi-annual report dated June 30, 2019.

PORTFOLIO MANAGEMENT

Mannik Dhillon and Free Foutz are Co-Portfolio Managers of the Funds and are jointly responsible for the day-to-day management of the Funds’ portfolios.

Mr. Dhillon, CFA and CAIA®, is President of Victory Capital’s Victory Shares. From 2015- 2017, he served as the Sub-Advisor’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA charter holder.

Mr. Foutz is the Portfolio Implementation Manager for Victory Capital Management’s Victory Shares and Solutions team, with over 17 years of industry experience. Prior to joining Victory Capital Management in 2015, Mr. Foutz managed the Sub-Advisory Oversight Team for Charles Schwab Investment Management. He was also a voting member of CSIM’s Investment Oversight Committee. Previously, Mr. Foutz worked as a Senior Institutional Investment Analyst for Schwab’s Retirement Investment Services department conducting in- depth manager research and authoring proprietary research reports. Prior to that, he worked as a Registered Representative within Schwab Retirement Plan Services, counseling plan participants on a wide array of topics including personal finance and asset allocation and gaining unique insight into investor behavior.

The Funds’ SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

SHARE PRICE

The net asset value (“NAV”) of each Fund is generally determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event of an emergency or other disruption in trading on the NYSE, a Fund’s net asset value will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding (NAV = (assets- liabilities)/number of shares). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of Shares, as well as all requests for the redemption of Shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

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A Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. In computing the NAV, a Fund values foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of a Fund’s securities may change on days when shareholders are not able to purchase and redeem the Fund’s Shares if the Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when the Fund does not price its Shares. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Advisor may need to price the security using a Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short- term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

PREMIUM/DISCOUNT INFORMATION

Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers at market prices and a Fund’s Shares will trade at market prices. The market price of Shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

Information about each Fund’s daily market price and how often Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund can be found at etf.timothyplan.com under Form & Docs: Timothy Plan ETFs.

HOW TO BUY AND SELL SHARES

Shares of each Fund will be listed for trading on the Exchange under the ticker symbols listed on the cover of this Prospectus. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of Shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity.

Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Funds’ APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Funds’ Distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Funds. APs may acquire Shares directly from a Fund, and APs may tender their Shares for redemption directly to a Fund, at NAV per share only in large blocks, or Creation Units, of 50,000 shares. Purchases and redemptions directly with a Fund must follow the Funds’ procedures, which are described in the SAI.

The Funds may liquidate and terminate at any time without shareholder approval.

SHARE TRADING PRICES

The trading prices of a Fund’s Shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors. The approximate value of Shares will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The approximate value generally is determined by using current market quotations. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to the accuracy of these values.

BOOK ENTRY

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund’s Shares can only be purchased and redeemed directly from a Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that a Fund’s Shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. The Funds with exposure to non-U.S. securities employ fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. In addition, the Funds impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Funds in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances.

The vast majority of trading in a Fund’s Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains.

Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of Shares or market timing activity by the APs or on the Shares’ secondary market.

Section 4 | Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to a fund only at closing NAVs, each Fund’s Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased Shares makes such option available.

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	A Fund makes distributions,

•	You sell your shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

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TAXES ON DISTRIBUTIONS

As stated above, each Fund ordinarily declares and pays dividends from net investment income, if any, monthly. The Funds may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which a Fund satisfies certain holding periods and other restrictions), if any, generally are taxable to non-corporate shareholders at preferential rates. A part of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund (if that option is available). Distributions reinvested in additional shares of a Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short- term capital losses are taxable as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders), regardless of how long you have held the shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Funds are required to withhold 28% of your distributions and redemption proceeds if you have not provided the Funds with a correct Social Security number or other taxpayer identification number and in certain other situations.

TAXES ON EXCHANGE-LISTED SHARE SALES

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

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If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Shares under all applicable tax laws.

Section 5 | Other Information

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an over allotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Funds’ policies regarding disclosure of the securities in each Fund’s portfolio is found in the Statement of Additional Information. Each Fund’s portfolio is disclosed daily on the Funds’ website at www.timothyplan.com.

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Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-800-846-7526.

SHAREHOLDER COMMUNICATIONS

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Timothy Plan may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Timothy Plan send these documents to each shareholder individually by calling the Timothy Plan at 1-866-846-7526, and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and each Fund, neither this Prospectus nor the SAI represents a contract between the Trust or a Fund and any shareholder.

DISCLAIMERS

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the ability of the Funds to track the total return performance of their respective Index or the ability of each Index identified herein to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of each Index, nor in the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

The Exchange does not guarantee the accuracy and/or the completeness of each Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of the Shares, or any other person or entity from the use of each Index or the data included therein.

The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Section 6 | Other Service Providers

Citi Fund Services Ohio, Inc.	4400 Easton Commons, Suite 200, Columbus, OH 43219, serves as administrator, and fund accountant for the Funds.

Citibank | North America	388 Greenwich Street, New York, NY, serves as transfer agent and custodian of the Funds’ assets.

Foreside Distributors	3 Canal Plaza, Suite 100, Portland, ME 04101, serves as distributor for the continuous offering of each Fund’s shares.

Cohen & Company, Ltd.	1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Independent Registered Public Accounting firm for the Funds.

David Jones, Esq.	20770 Hwy 281 N., Suite 108-619, San Antonio, TX 78258, serves as legal counsel to the Funds.

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Section 7 | Financial Highlights

No information is presented for the Funds offered by this prospectus since the Funds had not yet commenced operations as of April 30, 2019.

Section 8 | Other Information

This Prospectus is accompanied by a Statement of Additional Information (SAI), dated April 30, 2019: The SAI contains more information about the Funds’ operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you don’t request a copy.

Annual and Semi-annual Reports: Annual and semi-annual reports contain more information about the Funds’ investments and the market conditions and investment strategies that significantly affected the Funds’ performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Funds, online at etf.timothyplan.com, by contacting the Timothy Plan at the following address or telephone number.

By telephone:	By mail:

Call Timothy Plan at 1-800-846-7526	Timothy Plan 1055 Maitland Center Commons Maitland FL 32751

For specific questions about your ETF account, contact your broker.

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person:	By mail:	On the Internet:
SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.	SEC Public Reference Section Washington, D.C. 20549-1520	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

Investment Company Act File Number 811-0822

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